MARKED TO SHOW CHANGES

                                                       SEC File Nos.  2-26516
                                                                      811-1435

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM N-1A
                        Registration Statement
                                Under
                       the Securities Act of 1933

                    Post-Effective Amendment No.  62
                                 and
                        Registration Statement
                                Under
                 The Investment Company Act of 1940
                           Amendment No.  30

                           AMCAP FUND, INC.
           (Exact Name of Registrant as specified in charter)

                        333 South Hope Street
                    Los Angeles, California 90071
                (Address of principal executive offices)

            Registrant's telephone number, including area code:
                             (213) 486-9200

                            Vincent P. Corti
                 Capital Research and Management Company
                         333 South Hope Street
                      Los Angeles, California 90071
                  (name and address of agent for service)

                               Copies to:
                       ERIC A.S. RICHARDS, ESQ.
                        O'Melveny & Myers LLP
                        400 South Hope Street
                    Los Angeles, California  90071
                     (Counsel for the Registrant)

                 Approximate date of proposed public offering:

It is proposed that this filing become effective on April 1, 1999, pursuant to paragraph (a)(1) of rule 485.

                              AMCAP Fund
                              Prospectus



                              MAY 1, 1999

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR
COMPLETE.   ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AMCAP FUND
333 South Hope Street
Los Angeles, CA  90071

TICKER SYMBOL: AMCPX NEWSPAPER ABBREV.: Amcp FUND NO.: 02

TABLE OF CONTENTS

Risk/Return Summary ...............................................
Fees and Expenses of the Fund......................................
Investment Objective, Strategies and Risks.........................
Year 2000..........................................................
Management and Organization........................................
Shareholder Information............................................
Purchase and Exchange of Shares ...................................
Distribution Arrangements..........................................
Financial Highlights...............................................

RISK/RETURN SUMMARY

The fund seeks to make your investment grow over time by investing primarily in stocks of U.S. companies expected to provide strong, steady progress in earnings and dividends.

The fund is designed for investors seeking greater capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, political or social events in the U.S. or abroad. The prices of equity securities will be affected by events involving the companies whose securities are owned in the fund.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.


INVESTMENT RESULTS

The following information illustrates how the fund's results may fluctuate. Past results are not an indication of future results.

Here are the fund's results calculated without a sales charge on a CALENDAR YEAR basis. (If a sales charge were included, results would be lower.)

[begin bar chart]
1989    27.11
1990    -3.98
1991    36.88
1992    7.19
1993    11.01
1994   -0.24
1995   28.71
1996   14.16
1997   30.55
1998
[end bar chart]

THE FUND'S YEAR-TO-DATE RETURN FOR THE THREE MONTHS ENDED MARCH 31 , 1999 IS X.XX%.

The fund's highest/lowest QUARTERLY RESULTS during this time period were:

- HIGHEST  xx.xx% (quarter ended xx, 19xx)
- LOWEST  xx.xx% (quarter ended xx, 19xx)

For periods ended December 31, 1998:

Average              The fund with        S&P 500 /2/          CPI /3/
Annual               maximum sales
Total Return         charge
                     deducted /1/

One Year             xx.xx%               xx.xx%               xx.xx%

Five Years           xx.xx%               xx.xx%               xx.xx%

Ten Years            XX.XX%               XX.XX%               XX.XX%

Lifetime /4/         XX.XX%               XX.XX%               XX.XX%


/1/ THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA WHICH REQUIRES THAT THE MAXIMUM SALES CHARGE OF 5.7% BE DEDUCTED AND INCLUDE THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. RESULTS WOULD BE HIGHER IF THEY WERE CALCULATED AT NET ASSET VALUE.

/2/ THE STANDARD & POOR'S 500 COMPOSITE INDEX REPRESENTS PRIMARILY U.S. STOCKS. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

/3/ CONSUMER PRICE INDEX IS A MEASURE OF INFLATION AND IS COMPUTED FROM DATA SUPPLIED BY THE U.S. DEPARTMENT OF LABOR, BUREAU OF LABOR STATISTICS.

/4/  THE FUND BEGAN INVESTMENT OPERATIONS ON MAY 1, 1967.



FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge imposed on purchases                   5.75% /1/
(AS A PERCENTAGE OF OFFERING PRICE)

Maximum sales charge imposed on reinvested                  0%
 dividends

Maximum deferred sales charge                               0% /2/

Redemption or exchange fees                                 0%


/1/  SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES.

/2/ A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES ON CERTAIN REDEMPTIONS MADE WITHIN 12 MONTHS FOLLOWING ANY PURCHASES YOU MADE WITHOUT A SALES CHARGE.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND  ASSETS)

Management Fees                                            x.xx%

Service (12b-1) Fees                                       x.xx%*

Other Expenses                                             x.xx%


Total Annual Fund Operating Expenses       x.xx%

*12B-1 EXPENSES MAY NOT EXCEED 0.25% OF THE FUND'S AVERAGE NET ASSETS ANNUALLY.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year                                                   $xx

Three Years                                                $xx

Five Years                                                 $xx

Ten Years                                                  $xx



INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is to provide you with long-term growth of capital. It invests primarily in common stocks of issuers located in the U.S.

The prices of equity securities will decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, or overall market declines. The value of debt securities held by the fund may be affected by factors such as changing interest rates, credit ratings, and effective maturities. For example, the value of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa.

The fund may also invest in cash and cash equivalents of any issuer to any extent deemed appropriate. The extent of the fund's cash position will depend on market conditions, fund purchases and redemptions, and other factors. For example, in response to abnormal market conditions, the fund may invest substantially in cash or cash equivalents. This may detract from the achievement of the fund's objective over the short-term, or may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when they are judged to no longer represent good long-term value.

The following chart illustrates the asset mix of the fund's investment portfolio as of the end of the fund's fiscal year, February 28, 1999.

Asset Mix [pie chart]
Largest Industry Holdings [table]
Largest Individual Equity Holdings [table]

BECAUSE THE FUND IS ACTIVELY MANAGED, ITS HOLDINGS WILL CHANGE FROM TIME TO
TIME.


YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers--including the investment adviser and its affiliates--are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.


MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.


MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for AMCAP Fund are listed on the following page.

                                                                        Approximate Years of
                                                                        Experience as an Investment
                                                                        Professional (Including the
                                                                        last five year)

PORTFOLIO         PRIMARY TITLE(S)              YEARS OF                WITH CAPITAL          TOTAL YEARS
COUNSELORS                                      EXPERIENCE AS           RESEARCH AND
FOR AMCAP                                       PORTFOLIO               MANAGEMENT
FUND                                            COUNSELOR (AND          COMPANY OR
                                                RESEARCH                AFFILIATES
                                                PROFESSIONAL, IF
                                                APPLICABLE) FOR
                                                AMCAP FUND
                                                (APPROXIMATE)

R. Michael        Chairman of the Board         13 years                34 years              34 years
Shanahan          and Principal
                  Executive Officer of
                  the fund.  Chairman of
                  the Board and
                  Principal Executive
                  Officer, Capital
                  Research and
                  Management Company

Claudia P.        President and Director        3 years (plus 14        21 years              23 years
Huntington        of the fund.  Senior          years as a
                  Vice President,               research
                  Capital Research and          professional
                  Management Company            prior to becoming a portfolio
                                                counselor for the
                                                fund)

Timothy D.        Senior Vice President         3 years (plus 8         16 years              16 years
Armour            of the fund.                  years as a
                  Director, Capital             research
                  Research and                  professional
                  Management Company.           prior to becoming
                  Chairman of the Board,        a portfolio
                  Capital Research              counselor for the
                  Company*                      fund)

William C.        Senior Partner, The           32 years (since         40 years              46 years
Newton            Capital Group                 the fund began
                  Partners, L.P.*               operations)


The fund began operations on May 1, 1967.
*Company affiliated with Capital Research and Management Company.


SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                   CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                           (8 a.m. to 8 p.m. ET):
                               800/421-0180
(Service Center Map)

WESTERN SERVICE CENTER               EASTERN CENTRAL SERVICE CENTER
American Funds Service               American Funds Service Company
Company                              P.O. Box 6007
P.O. Box 2205                        Indianapolis, Indiana
Brea, California                     46206-6007
92822-2205                           Fax:  317/735-6620
Fax:  714/671-7080

WESTERN CENTRAL SERVICE              EASTERN SERVICE CENTER
CENTER                               American Funds Service Company
American Funds Service               P.O. Box 2280
Company                              Norfolk, Virginia
P.O. Box 659522                      23501-2280
San Antonio, Texas                   Fax:  757/670-4773
78265-9522
Fax:  210/474-4050



A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/trustee or dealer.


PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchange of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS
To establish an account                                    $ 1,000
 For a retirement plan account                             $   250
 For a retirement plan account through payroll deduction   $    25
To add to an account                                       $    50
 For a retirement plan account through payroll deduction   $    25

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                        SALES CHARGE AS A PERCENTAGE OF

INVESTMENT                         OFFERING       NET            DEALER
                                   PRICE          AMOUNT         CONCESSION
                                                  INVESTED       AS % OF
                                                                 OFFERING
                                                                 PRICE

Less than $50,000                  5.75%          6.10%          5.00%

$50,000 but less than              4.50%          4.71%          3.75%
$100,000

$100,000 but less than             3.50%          3.63%          2.75%
$250,000

$250,000 but less than             2.50%          2.56%          2.00%
$500,000

$500,000 but less $1               2.00%          2.04%          1.60%
million

$1 million or more and             see below      see below      see below
certain other investments
described below


PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

Through Your Dealer (certain charges may apply)

- Shares held for you in your dealer's name must be sold through the dealer. Writing to American Funds Service Company

-  Requests must be signed by the registered shareholder(s)

-  A signature guarantee is required if the redemption is:

--- Over $50,000;
--- Made payable to someone other than the registered shareholder(s); or --- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

Telephoning or Faxing American Funds Service Company, or by using American FundsLine(r) or American FundsLine OnLine(r):

- Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

-  Checks must be made payable to the registered shareholder

- Checks must be mailed to an address of record that has been used with the account for at least 10 days

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE
ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, twice a year. Capital gains, if any, are also usually distributed twice a year. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

SELECTED PER-SHARE DATA
YEAR ENDED FEBRUARY 28/29

                                                        1999       1998        1997        1996         1995

Net asset value, beginning of period                               $14.60      $14.40      $12.28       $12.98

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                              .10         .12         .16          .14

Net Gains or Losses on Securities (both
realized and

unrealized)                                                        4.80        1.51        3.32         .24

Total from investment operations                                   4.90        1.63        3.48         .38

LESS DISTRIBUTIONS:

Dividends (from net investment income)                             (.10)       (.12)       (.17)        (.13)

Distributions (from  capital gains)                                (2.47)      (1.31)      (1.19)       (.95)

Total distributions                                                (2.57)      (1.43)      (1.36)       (1.08)

Net asset value, end of period                                     $16.93      $14.60      $14.40       $12.28

Total return                                                       36.97%      11.74%      29.29%       3.41%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)                            $4,891      $3,807      $3,693       $2,970

Ratio of expenses to average net assets                            .68%        .69%        .71%         .71%

Ratio of net income to average net assets                          .62%        .81%        1.16%        1.16%

Portfolio turnover rate                                            31.42%      24.14%      35.16%       17.92%



FOR SHAREHOLDER    FOR RETIREMENT PLAN      FOR DEALER

SERVICES           SERVICES                 SERVICES

AMERICAN FUNDS     CALL YOUR EMPLOYER OR    AMERICAN FUNDS

SERVICE COMPANY    PLAN ADMINISTRATOR       DISTRIBUTORS

800/421-0180                                800/421-9900 EXT.11


                      FOR 24-HOUR INFORMATION
American              American Funds
FundsLine(r)          Internet Web site
800/325-3590          http://www.americanfunds.com

Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

MULTIPLE TRANSLATIONS

This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

OTHER FUND INFORMATION
ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Contains additional information about the fund including financial statements, investments results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent auditors' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more detailed information on all aspects of the fund, including the fund's financial statements.

A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

CODE OF ETHICS

Includes a description of the fund's personal investing policy.
To request a free copy of any of the documents above:

Call American Funds  or   Write to the Secretary of the fund
Service Company           333 South Hope Street
800/421-0180 ext.1        Los Angeles, CA  90071

Investment Company File No. 811-1435

                                AMCAP FUND, INC.

                                    Part B
                      Statement of Additional Information

                                  MAY 1, 1999

This document is not a prospectus but should be read in conjunction with the current Prospectus of AMCAP Fund, Inc. (the "fund") dated May 1, 1999. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                                 AMCAP Fund, Inc.
                               Attention:  Secretary
                               333 South Hope Street
                               Los Angeles, CA  90071
                                   (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

Item                                                Page No.
Certain Investment Limitations and Guidelines             2
Description of Certain Securities                         2
Fundamental Policies and Investment Restrictions          4
Fund Organization                                         6
Fund Directors and Officers                               7
Management                                               11
Dividends, Distributions and Federal Taxes               13
Purchase of Shares                                       16
Selling Shares                                           22
Shareholder Account Services and Privileges              24
Execution of Portfolio Transactions                      26
General Information.                                     26
Investment Results and Related Statistics                28
Financial Statements                               Attached


                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GENERAL GUIDELINE

- The fund will invest primarily in common stocks of companies domiciled in the U.S. In determining whether a company is domiciled in the U.S., the fund's investment adviser takes into account such factors as where the company is legally organized and/or maintains principal corporate offices and/or conducts its principal operations. The fund will generally only invest in U.S. securities that are traded in U.S. markets and that are substantially subject to the laws of the U.S.

- The fund may also invest in securities convertible into common stocks, straight debt securities, cash or cash equivalents, U.S. Government securities or nonconvertible preferred stocks.

DEBT SECURITIES

- The fund may invest in straight debt securities rated A or better by Standard & Poor's Corporation or Moody's Investors Service Inc (or unrated but considered to be of equivalent quality).

                       DESCRIPTION OF CERTAIN SECURITIES

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

The descriptions below are intended to supplement the material in the Prospectus under "Investment Objective, Strategies and Risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face value. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

Subsequent to its purchase by the fund, an issue of straight debt securities may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from the fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold such obligation in its portfolio. The fund has no current intention (at least during the next 12 months) to invest more than 5% of its assets in convertible securities rated below A by Moody's Investors Service Inc. or Standard & Poor's Corporation. If as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in securities rated Ba or BB or below (also known as "high-yield, high-risk securities"), the fund will dispose of the excess as expeditiously as possible.

BOND RATINGS

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. The top three rating categories are described as follows:

"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The top three rating categories are described as follows:

"Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal
and interest by the U.S. Treasury.   Certain securities issued by U.S.
Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

CASH EQUIVALENTS -- The fund invests in various high-quality money market instruments that mature, or may be redeemed or resold, generally in 13 months or less (25 months in the case of U.S. government securities). These include:
(1) commercial paper (notes issued by corporations or governmental bodies); (2) certificates of deposit and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association and bank obligations; (4) securities of the U.S. Government, its agencies or instrumentalities; and (5) corporate bonds and notes.

OTHER SECURITIES -- The fund may also invest in securities that have equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to may factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. These restrictions provide that:

 1. The fund may not invest in:

  (a) real estate (although it has not been the practice of the fund to make such investments, the fund may invest in the securities of real estate investment trusts);

  (b) commodities or commodity contracts;

  (c) companies for the purpose of exercising control or management;

  (d) the securities of companies which, with their predecessors, have a record of less than three years' continuing operation, if such purchase at the time thereof would cause more than 5% of the value of the fund's total assets to be invested in the securities of such companies;

  (e) securities which would subject the fund to unlimited liability (such as assessable shares or partnership interests);

  (f) any securities of another issuer if immediately after and as a result of such purchase (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund or (2) the fund shall own more than 10% of any class of securities or of the outstanding voting securities of such issuer; or

  (g) any securities if immediately after and as a result of such purchase more than 25% of the market value of the total assets of the fund are invested in securities of companies in any one industry.

 2. The fund may not engage in short sales or margin purchases.

 3. The fund may not lend money or securities. The making of deposits with banks and the purchase of a portion of the issue of bonds, debentures, or other debt securities which are publicly distributed or of a type generally purchased by institutional investors, are not regarded as loans.

 4. The fund may not invest more than 10% of the value of its total assets in securities that are illiquid, nor may it engage in the business of underwriting securities of other issuers.

 5. The fund may not borrow in excess of 10% of its total assets taken at cost or pledge its assets taken at market value to an extent greater than 15% of total assets taken at cost. Asset coverage of at least 300% taken at market value must be maintained. No borrowing may be undertaken except as a temporary measure for extraordinary or emergency purposes. (The fund may borrow only from banks. The fund, however, has never borrowed and does not currently anticipate borrowing.)

The following policies are non-fundamental policies which may be changed by action of the Board of Directors, without shareholder approval.

Investment restriction #1 does not apply to deposits in banks or to the purchase of securities issued or fully guaranteed by the U.S. Government (or its agencies or instrumentalities). For purposes of investment restriction #1(g), the fund will not invest 25% or more (rather than "more than 25%") of its total assets in the securities of issuers in the same industry.

Notwithstanding investment restriction #5, the fund has no current intention (at least during the next 12 months) to leverage its assets.

In addition to the foregoing policies, it is also the policy of the fund not to invest in securities of open-end investment companies except in connection with a merger, consolidation or acquisition of assets, but the fund may invest in securities of closed-end investment companies within the limitations imposed by the 1940 Act. (Notwithstanding this restriction, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.) In general, this means (i) that the fund will not own more than 3% of the outstanding voting stock of a closed-end investment company, (ii) that the fund will not invest more than an aggregate of 5% of its total assets in securities issued by closed-end investment companies, and (iii) that the fund, together with all other investment companies served by the Investment Adviser, will not own more than 10% of the outstanding voting stock of a closed-end investment company. Any such purchases will be made only in the open market or as a part of a merger, consolidation, or acquisition of assets, and will not involve commissions or profits to a sponsor or dealer other than customary brokerage commissions.

                               FUND ORGANIZATION

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1966 and reorganized as a Maryland corporation on May 10, 1990.

All fund operations are supervised by the fund's Board of Directors. The Board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by the Investment Adviser or its affiliates are paid certain fees for services rendered to the fund as described in "Fund Directors and Officers - Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


                         FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

NAME, ADDRESS       POSITION         PRINCIPAL           AGGREGATE               TOTAL                   TOTAL
AND AGE             WITH             OCCUPATION(S)       COMPENSATION            COMPENSATION            NUMBER
                    REGISTRANT       DURING              (INCLUDING              (INCLUDING              OF FUND
                                     PAST 5 YEARS        VOLUNTARILY             VOLUNTARILY             BOARDS
                                                         DEFERRED                DEFERRED                ON WHICH
                                                         COMPENSATION/1/)        COMPENSATION/1/)        DIRECTOR
                                                         FROM THE FUND           FROM ALL FUNDS          SERVES
                                                         DURING FISCAL           MANAGED BY              /2/
                                                         YEAR ENDED              CAPITAL RESEARCH
                                                         2/28/99                 AND
                                                                                 MANAGEMENT
                                                                                 COMPANY OR ITS
                                                                                 AFFILIATES/2/ FOR
                                                                                 THE YEAR ENDED
                                                                                 2/28/99

H. Frederick        Director         Private             $/3/                    $                       19
Christie                             investor;
P.O. Box 144                         former
Palos Verdes                         President and
Estates, CA                          Chief
90274                                Executive
Age:  65                             Officer, The
                                     Mission Group
                                     (non-utility
                                     holding
                                     company,
                                     subsidiary of
                                     Southern
                                     California
                                     Edison
                                     Company)

Mary Anne           Director         Founder and         $                       $                       2
Dolan                                President,
1033 Gayley                          M.A.D., Inc.
Avenue                               (a
Los Angeles,                         communications company)
CA  90024
Age:  51

Martin Fenton       Director         Chairman,           $/3/                    $                       15
4660 La Jolla                        Senior
Village Drive                        Resource
Suite 725                            Group, Inc.
San Diego, CA                        (management
92121                                of senior
Age:  63                             living
                                     centers)

Herbert             Director         Private             $                       $                       13
Hoover III                           Investor
1520 Circle
Drive
San Marino,
CA  91108
Age:  71

+Claudia P.         President        Senior Vice         none/4/                 none/4/                 1
Huntington          and              President,
333 South           Director         Capital
Hope Street                          Research and
Los Angeles,                         Management
CA  90071                            Company
Age:  47

Mary Myers          Director         Private             $/3/                    $                       5
Kauppila                             Investor;
Energy                               former Owner
Investment                           and
Inc.                                 President,
One Winthrop                         Energy
Square                               Investment,
Boston, MA                           Inc.
02110
Age:  44

Kirk P.             Director         Chairman/CEO,       $/3/                    $                       5
Pendleton                            Cairnwood,
75 James Way                         Inc. (venture
Southampton,                         capital
PA  18966                            investment)
Age:  59

+James W.           Director         Senior              none/4/                 none/4/                 7
Ratzlaff                             Partner, The
P.O. Box 7650                        Capital Group
San                                  Partners,
Francisco, CA                        L.P.
94120
Age:  62

Olin C.             Director         President of        $/3/                    $                       3
Robinson                             the Salzburg
The Marble                           Seminar;
Works                                Professor and
P.O. Box 886                         former
Middlebury,                          President
VT  05753                            Emeritus,
Age:  62                             Middlebury
                                     College

+R. Michael         Chairman         Chairman of         none/4/                 none/4/                 2
Shanahan            of the           the Board and
333 South           Board and        Principal
Hope Street         Principal        Executive
Los Angeles,        Executive        Officer,
CA  90071           Officer          Capital
Age:  60                             Research and
                                     Management
                                     Company


 + Directors who are considered "interested persons" of the fund as defined in the 1940 Act, on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, Inc. whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

 /3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for the fiscal year ended February 28, 1999 for participating Directors is as follows:
 H. Frederick Christie ($                ), Martin Fenton ($              ),
Mary Myers Kauppila ($            ), Kirk P. Pendleton ($                   )
and Olin C. Robison ($                 ).  Amounts deferred and accumulated
earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

 /4/ Claudia P. Huntington, James W. Ratzlaff and R. Michael Shanahan are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                    OFFICERS

NAME AND ADDRESS           AGE      POSITION(S)       PRINCIPAL
                                    WITH              OCCUPATION(S) DURING
                                    REGISTRANT        PAST 5 YEARS

R. Michael Shanahan
(see above)

Claudia P.
Huntington
(see above)

Timothy D. Armour          38       Senior Vice       Director, Capital
333 South Hope                      President         Research and
Street                                                Management Company;
Los Angeles, CA                                       Chairman of the Board,
90071                                                 Capital Research
                                                      Company

Paul G. Haaga, Jr.         50       Senior Vice       Director and Executive
333 South Hope                      President         Vice President,
Street                                                Capital Research and
Los Angeles, CA                                       Management Company
90071

Joanna F. Jonsson          35       Vice              Vice President and
P.O. Box 7650                       President         Director,
San Francisco, CA                                     Capital Research
94120                                                 Company

Vincent P. Corti           42       Secretary         Vice President - Fund
333 South Hope                                        Business Management
Street                                                Group, Capital
Los Angeles, CA                                       Research and
90071                                                 Management Company

Sheryl F. Johnson          30       Treasurer         Vice President - Fund
5300 Robin Hood                                       Business Management
Road                                                  Group, Capital
Norfolk, VA 23513                                     Research and
                                                      Management Company


Robert P. Simmer           38       Assistant         Vice President - Fund
5300 Robin Hood                     Treasurer         Business Management
Road                                                  Group, Capital
Norfolk, VA 23513                                     Research and
                                                      Management Company


All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any Director or officer who is a director or officer or employee of the Investment Adviser or affiliated companies. Each unaffiliated Director is paid a fee of $10,000 per annum, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of February 28, 1999, the officers and directors of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser is dated July 1, 1993. The Agreement will continue in effect until March 31, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform executive, administrative, clerical and bookkeeping functions of the fund; provides suitable office space and utilities; and furnishes necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser.

The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, registrar, stock transfer and dividend disbursing fees and expenses; expenses pursuant to the fund's Plan of Distribution (see below); costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the fund (including stock certificates, registration and qualification fees and expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to directors not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

As compensation for its services, the Investment Adviser receives a management fee at the annual rates of 0.485% on the first $1 billion of the fund's net assets, 0.385% on net assets in excess of $1 billion but not exceeding $2 billion, 0.355% on net assets in excess of $2 billion but not exceeding $3 billion, 0.335% on net assets in excess of $3 billion but not exceeding $5 billion, 0.32% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.31% on net assets in excess of $8 billion.

The Investment Adviser has agreed to pay to the fund annually, immediately after the fiscal year end the amount by which the total expenses of the fund for any particular fiscal year, except taxes and interest, exceed an amount equal to 1% of the average of the total net assets of the fund for the year. During the fiscal years ended February 28, 1999, 1998 and 1997, the Investment
Adviser's fees amounted to $                 , $16,324,000 and $14,491,000,
respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act . The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended
February 28, 1999 amounted to $               after allowance of $
 to dealers. During the fiscal years ended February 28, 1998 and 1997, the Principal Underwriter retained $671,000 and $638,000, after an allowance of $3,213,000 and $3,121,000, respectively.

As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and the Plan must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).

Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended February 28, 1999 the fund paid or accrued $
  under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of the sumd of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it generally will be taxed only on the portion of its investment company taxable income that it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (I) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one- year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and net capital gain income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or invested in additional shares of the fund. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Dividends and capital gain distributions generally are taxable to shareholders at the time they are paid. However, such dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend and/or capital gain distributions no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund in The American Funds Group, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, non-U.S. corporation or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long- term capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual rate applicable to net capital gains on assets held more than on year is 20%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an Individual Retirement Account ("IRA") each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. The maximum amount that an individual may contribute to all IRA's (deductible, nondeductible and Roth IRA's) per year is the lesser of $2,000 or the individual's compensation for the year. In some cases, the IRA contribution itself may be deductible.

The foregoing is a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular own tax status.

                               PURCHASE OF SHARES

METHOD         INITIAL INVESTMENT           ADDITIONAL INVESTMENTS

               See "Investment              $50 minimum (except where a
               Minimums and Fund            lower minimum is noted under
               Numbers" for initial         "Investment Minimums and
               investment minimums.         Fund Numbers").

By             Visit any investment         Mail directly to your
contacting     dealer who is                investment dealer's address
your           registered in the            printed on your account
investment     state where the              statement.
dealer         purchase is made and
               who has a sales
               agreement with
               American Funds
               Distributors.

By mail        Make your check              Fill out the account
               payable to the fund          additions form at the bottom
               and mail to the              of a recent account
               address indicated on         statement, make your check
               the account                  payable to the fund, write
               application.  Please         your account number on your
               indicate an                  check, and mail the check
               investment dealer on         and form in the envelope
               the account                  provided with your account
               application.                 statement.

By             Please contact your          Complete the "Investments by
telephone      investment dealer to         Phone" section on the
               open account, then           account application or
               follow the procedures        American FundsLink
               for additional               Authorization Form.  Once
               investments.                 you establish the privilege,
                                            you, your financial advisor
                                            or any person with your
                                            account information can call
                                            American FundsLine(r) and
                                            make investments by
                                            telephone (subject to
                                            conditions noted in
                                            "Shareholder Account
                                            Services and Privileges -
                                            Telephone and Computer
                                            Purchases, Redemptions and
                                            Exchanges" below).

By             Please contact your          Complete the American
computer       investment dealer to         FundsLink Authorization
               open account, then           Form.  Once you establish
               follow the procedures        the privilege, you, your
               for additional               financial advisor or any
               investments.                 person with your account
                                            information may access
                                            American FundsLine OnLine(r)
                                            on the Internet and make
                                            investments by computer
                                            (subject to conditions noted
                                            in "Shareholder Account
                                            Services and Privileges -
                                            Telephone and Computer
                                            Purchases, Redemptions and
                                            Exchanges" below).

By wire        Call 800/421-0180 to         Your bank should wire your
               obtain your account          additional
               number(s), if                investments in the same
               necessary.  Please           manner as described under
               indicate an                  "Initial Investment."
               investment dealer on
               the account.
               Instruct your bank to
               wire funds to:
               Wells Fargo Bank
               155 Fifth Street,
               Sixth Floor
               San Francisco, CA
               94106
               (ABA #121000248)
               For credit to the
               account of:
               American Funds
               Service Company
               a/c #4600-076178
               (fund name)
               (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO
REJECT ANY PURCHASE ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                $1,000                  02

American Balanced Fund(r)                    500                     11

American Mutual Fund(r)                      250                     03

Capital Income Builder(r)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(sm)

EuroPacific Growth Fund(r)                   250                     16

Fundamental Investors(sm)                    250                     10

The Growth Fund of America(r)                1,000                   05

The Income Fund of America(r)                1,000                   06

The Investment Company of America(r)         250                     04

The New Economy Fund(r)                      1,000                   14

New Perspective Fund(r)                      250                     07

SMALLCAP World Fund(r)                       1,000                   35

Washington Mutual Investors Fund(sm)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(r)

American High-Income Trust(sm)               1,000                   21

The Bond Fund of America(sm)                 1,000                   08

Capital World Bond Fund(r)                   1,000                   31

Intermediate Bond Fund of                    1,000                   23
America(sm)

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(sm)

The Tax-Exempt Bond Fund of                  1,000                   19
America(r)

The Tax-Exempt Fund of                       1,000                   20
California(r)*

The Tax-Exempt Fund of Maryland(r)*          1,000                   24

The Tax-Exempt Fund of Virginia(r)*          1,000                   25

U.S. Government Securities Fund(sm)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(r)

The Tax-Exempt Money Fund of                 2,500                   39
America(sm)

The U.S. Treasury Money Fund of              2,500                   49
America(sm)

___________
*Available only in certain states.


For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE                 SALES CHARGE AS                 DEALER
AT THE OFFERING PRICE              PERCENTAGE OF THE:              CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                   NET AMOUNT       OFFERING
                                   INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                  6.10%            5.75%          5.00%

$50,000 but less than              4.71             4.50           3.75
$100,000

BOND FUNDS

Less than $25,000                  4.99             4.75           4.00

$25,000 but less than              4.71             4.50           3.75
$50,000

$50,000 but less than              4.17             4.00           3.25
$100,000

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than             3.63             3.50           2.75
$250,000

$250,000 but less than             2.56             2.50           2.00
$500,000

$500,000 but less than             2.04             2.00           1.60
$1,000,000

$1,000,000 or more                 none             none           (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES -- Investment of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchases. Investments by retirement plans, foundations or endowments with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more eligible employees made with no sales charge are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;


 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and


 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.


DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

 STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan, by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)

-Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

-Requests must be signed by the registered shareholder(s)
-A signature guarantee is required if the redemption is:

  -- Over $50,000;
  -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.

-Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

-You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R)

-Redemptions by telephone or fax (including American FundsLine(r) and American FundsLine OnLine(r)) are limited to $50,000 per shareholder each day.

-Checks must be made payable to the registered shareholder(s).

-Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS

-You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

-You may establish check writing privileges (use the money market funds application)

  -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service
Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem your shares if the value of the shares in your account is less than the minimum initial investment amount applicable to that account as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. American Funds Service Company will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:

 (a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

 (b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

 (c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) and American FundsLine OnLine(r) (See "American FundsLine(r) and American FundsLine OnLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the company of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(R)-- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) and American FundsLine OnLine(r). To use these services, call 800/325-3590 from a TouchTone(tm) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(r) are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(r)) or computer (including American FundsLine OnLine(r)), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended February 28, 1999,
1998 and 1997, amounted to $          $1,744,000 and $1,648,000,
respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gains distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee
of $                 for the fiscal year ended February 28, 1999.

INDEPENDENT AUDITORS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since the fund's inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the independent auditors' report given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountant is reviewed and determined annually by the Board of Directors.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on the last day of February. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's financial statements are audited annually by the fund's independent accountants, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

YEAR 2000 --The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- FEBRUARY 28, 1999

Net asset value and redemption price per share

(Net assets divided by shares outstanding)            $

Maximum offering price per share                      $
(100/94.25 of net asset value per share,
which takes into account the fund's current
maximum sales charge)


SHAREHOLDER VOTING RIGHTS -- Shareholders have one vote per share owned. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders holding a majority of the votes entitled to be cast, may remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is      % based on a 30-day (or one month) period ended
February 28, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

 Where: a = dividends and interest earned during the period.

        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period.

The fund's one year total return and average annual total returns for the five-
and ten-year periods ended February 28, 1999 were          %,         % and
     %, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:
P(1+T)/n/ = ERV.

The following assumptions will be reflected in computations made in accordance with the formulas stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for one-, five- and ten-year periods. In addition, the fund may provide lifetime average total return figures.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

The fund may refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services.
Additionally, the fund may, from time to time, refer to results published in various periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The fund may also, from time to time, refer to statistics compiled by the U.S. Department of Commerce.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

EXPERIENCE OF THE INVESTMENT ADVISER -- Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1969 (138 in all), those funds have had better total returns than their comparable Lipper indexes in 128 of the 138 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

If you are considering AMCAP for an Individual Retirement Account . . .

Here's how much you would have if you had invested $2,000
on March 1 of each year in AMCAP over the past 5, 10, 15 and 20 years:

5 Years            10 Years            15 years          20 Years

(3/1/94 -          (3/1/89 -           (3/1/84 -         (3/1/79 -
2/28/99)           2/28/99)            2/28/99)          2/28/99)



$                  $                   $                 $


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had invested         Periods                    ...and taken all
$10,000 in AMCAP            3/1 - 2/28 or 29           distributions in
this many years ago...                                 shares, your
|                                                      investment would
Number of Years                                        have been worth
                                                       this much at Feb.
                                                       28, 1999
                                                       |
                                                       Value

 1                          1998-1999

 2                          1997-1999

    3                       1996-1999

  4                         1995-1999

  5                         1994-1999

  6                         1993-1999
                            1992-1999
7

  8                         1991-1999

  9                         1990-1999

 10                         1989-1999

 11                         1988-1999

 12                         1987-1999

 13                         1986-1999

 14                         1985-1999

 15                         1984-1999

 16                         1983-1999

 17                         1982-1999

 18                         1981-1999

 19                         1980-1999

 20                         1979-1999

 21                         1978-1999

 22                         1977-1999

 23                         1976-1999

 24                         1975-1999

 25                         1974-1999

 26                         1973-1999

 27                         1972-1999

 28                         1971-1999

 29                         1970-1999

 30                         1969-1999

 31                         1968-1999

 32                         1967-1999



AMCAP VS. VARIOUS UNMANAGED INDICES


                         TOTAL RETURN                                                                CAPITAL APPRECIATION


Period            AMCAP            DJIA/1/      S&P        Average            AMCAP      YSE/4/       ASE/5/         NASDAQ
3/1 - 2/28                                    500/2/     Savings                                                   OTC/6/
or 29                                                    Institution/3/

1989 - 1999

1988 - 1998       + 300%      + 458%       + 422%      + 55%              + 246%      + 62%         + 145           +3.83
1987 - 1997       +182        +24           + 276      +57                + 140       + 156         + 85            +208
1986 - 1996       +230        +346          +286       +62                +177        +162          +118            +206
1985 - 1995       +214        +343          +274       +69                +161        +152          +99             +179
1984 - 1994       +252        +382          +322       +81                +186        +187          +124            +214
1983 - 1993       +220        +348          +331       +92                +156        +186          +118            +156
1982 - 1992       +335        +505          +440       +105               +242        +249          +213            +253
1981 - 1991       +280        +364          +322       +116               +184        +167          +104            +129
1980 - 1990       +294        +387          +347       +121               +194        +182          +133            +169
1979 - 1989       +409        +356          +369       +122               +282        +201          +301            +226
1978 - 1988       +535        +366          +389       +124               +381        +211          +370            +262
1977 - 1987       +669        +304          +360       +125               +487        +199          +484            +349
1976 - 1986       +502        +201          +270       +123               +361        +145          +398            +298
1975 - 1985       +587        +198          +261       +119               +422        +144          +489            +289
1974 - 1984       +430        +130          +165       +113               +304        +75           +332            +168
1973 - 1983       +315        +98           +113       +106               +219        +42           +235            +118
1972 - 1982       +170        +47           +66        +95                +111        +10           +99             +43
1971 - 1981       +202        +79           +108       +85                +147        +41           +204            +95
1970 - 1980       +167        +76           +92        +79                +120        +30           +158            N/A
1969 - 1979       +76         +38           +45        +75                +45         - 2           +8              N/A
1968 - 1978       +56         +33           +41        +72                +30         - 3           N/A             N/A
1967*- 1977       +42         +54           +50        +67                +20         +5            N/A             N/A


* From May 1, 1967, the date the fund commenced operation. N/A - Data for these periods not available.

1. The Dow Jones Average of 30 Industrial stocks is comprised of stocks of 30 industrial companies such as General Motors and General Electric.

2. The Standard and Poor's 500 Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

3. Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings deposits offer a guaranteed return of principal and fixed rate of interest, but no opportunity for capital growth. Maximum allowable rates were imposed by law during a portion of the period.

4. The New York Stock Exchange Composite Index is a capitalization weighted index of all common stocks listed on the Exchange.

5. The American Stock Exchange Index is a capitalization weighted index of all common stocks listed on the Exchange.

6. The National Association of Securities Dealers Automated Quotation Composite Index of Over-the-Counter Stocks represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, covers some 3,500 stocks and is market value weighted.


  Illustration of a $10,000 investment in AMCAP with DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES (For the lifetime of the Fund May 1, 1967 through February 28, 1999)

             COST OF SHARES                                                  VALUE OF SHARES


Fiscal       Annual       Dividends         Total           From            From           From            Total
Year End     Dividends    (cumulative)      Investment      Initial         Capital Gains   Dividends         Value
Feb. 28 or 29                                  Cost            Investment      Reinvested     Reinvested

1968*        --           --                $10,000         $10,056         --              --             $10,056
1969         $   75       $    75            10,075         12,128          --             $84              12,212
1970            190           265            10,265          11,149         $   430        256              11,835
1971            200           465            10,465          11,695         451            497              12,643
1972            244          709             10,709         13,540          522            840              14,902
1973            228        937               10,937         12,109          913            956              13,978
1974         196          1,133             11,133          8,493            1,697         847              11,037
1975            294        1,427            11,427          7,401           1,479          1,023             9,903
1976            328        1,755             11,755         10,075          2,014          1,794            13,883
1977            208        1,963            11,963          10,132          2,025          2,016            14,173
1978         263           2,226            12,226          11,657          2,330          2,625            16,612
1979         335           2,561            12,561          15,650          3,128          3,960            22,738
1980            438        2,999            12,999          22,674          4,531          6,336           33,541
1981            724       3,723             13,723          25,066          7,476          8,006            40,548
1982          2,594       6,317             16,317          22,185          10,812         9,646            42,643
1983          1,231       7,548             17,548          30,546          15,837         15,073           61,456
1984          1,591        9,139            19,139          30,094          15,602         16,432           62,128
1985         1,944        11,083            21,083          33,371          18,301         20,493           72,165
1986          1,548       12,631            22,631          38,983          23,855         25,900           88,738
1987         1,629        14,260            24,260          44,143          40,258         31,263          115,664
1988          3,017       17,277            27,277          39,058          42,406         30,573          112,037
1989          3,167       20,444            30,444          40,038          48,069         34,720          122,827
1990         3,160        23,604            33,604          40,942          60,465         38,620          140,027
1991         3,293        26,897            36,897          43,578          74,977         44,937          163,492
1992         2,156        29,053            39,053          49,831          93,202         53,823          196,856
1993         2,252        31,305            41,305          50,923          100,277        57,357          208,557
1994         1,918        33,223            43,223          48,889          126,209        57,039          232,137
1995         2,399        35,622            45,622          46,252          137,347        56,448          240,047
1996         3,363        38,985            48,985          54,237          186,287        69,821          310,345
1997         2,643        41,628            51,628          54,991          218,307        73,485          346,783
1998         2,465        44,093            54,093          63,766          323,194        88,043          475,003
1999


The dollar amount of capital gain distributions during the period was $

* From May 1, 1967, the date the fund commenced operations.

                                     PART C
                               OTHER INFORMATION
ITEM 23. EXHIBITS

(a) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).

(b) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).

(c) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).

(d) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).

(e) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).

(f) None

(g) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).

(h) None

(i) Not applicable to this filing

(j) Consent of Independent Accountants (TO BE FILED BY AMENDMENT)

(k) None

(l) None

(m) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).

(n) EX-27 Financial data schedule

(o) None.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

 None.

ITEM 25. INDEMNIFICATION.

 The registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities.

ARTICLE VIII (H) AND (I) OF THE ARTICLES OF INCORPORATION OF THE FUND PROVIDES
THAT:

 (h) "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent provided by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law; and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

 (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability, to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal."

 Subsection (b) of Section 2-418 of the GENERAL CORPORATION LAW OF MARYLAND empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

 Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

 Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbedin a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

 None.

ITEM 27. PRINCIPAL UNDERWRITERS.

 (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America,Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)   (1)                                     (2)                                (3)

      NAME AND PRINCIPAL                      POSITIONS AND OFFICES              POSITIONS AND OFFICES
      BUSINESS ADDRESS                        WITH UNDERWRITER                   WITH REGISTRANT



      David L. Abzug                          Regional Vice President            None

      27304 Park Vista Road
      Agoura Hills, CA 91301

      John A. Agar                            Vice President                     None
      1501 N. University Drive, Suite
      227A
      Little Rock, AR 72207



      Robert B. Aprison                       Regional Vice President            None
      2983 Bryn Wood Drive
      Madison, WI  53711



L     William W. Bagnard                      Vice President                     None



      Steven L. Barnes                        Vice President                     None

      5400 Mt. Meeker Road, Suite 1
      Minneapolis, MN 55438





B     Carl R. Bauer                           Assistant Vice President           None



      Michelle A. Bergeron                     Senior Vice President             None
      4160 Gateswalk Drive
      Smyrna, GA  30080



      Joseph T. Blair                         Senior Vice President              None
      27 Drumlin Road
      West Simsbury, CT  06092



      John A. Blanchard                       Vice President                     None
      6421 Aberdeen Road
      Mission Hills, KS 66208



      Ian B. Bodell                           Senior Vice President              None

      P.O. Box 1665
      Brentwood, TN  37024-1665



      Michael L. Brethower                    Senior Vice President              None

      2320 North Austin Avenue
      Georgetown, TX  78626



      C. Alan Brown                           Regional Vice President            None

      4129 Laclede Avenue
      St. Louis, MO  63108



B     J. Peter Burns                          Vice President                     None



      Brian C. Casey                          Regional Vice President            None

      9508 Cable Drive
      Bethesda, MD 20817



      Victor C. Cassato                       Senior Vice President               None
      609 W. Littleton Blvd., Suite 310
      Littleton, CO  80120



      Christopher J. Cassin                   Senior Vice President              None
      111 W. Chicago Avenue, Suite G3
      Hinsdale, IL 60521



      Denise M. Cassin                         Vice President                    None
      1301 Stoney Creek Drive
      San Ramon CA 94538



L     Larry P. Clemmensen                     Director                           None



L     Kevin G. Clifford                       Director, President and Co-Chief   None
                                              Executive Officer



      Ruth M. Collier                         Senior Vice President              None
      145 West 67th St. Ste. 12K
      New York, NY  10023



S     David Coolbaugh                         Assistant Vice President           None

      Thomas E. Cournoyer                     Vice President                     None
      2333 Granada Boulevard
      Coral Gables, FL  33134



      Douglas A. Critchell                    Senior Vice President              None

      4116 Woodbine St.
      Chevy Chase, MD 20815



L     Carl D. Cutting                         Vice President                     None



      Daniel J. Delianedis                    Regional Vice President            None
      8689 Braxton Drive
      Eden Prairie, MN 55347



      Michael A. Dilella                      Vice President                     None
      P.O. Box 661
      Ramsey, NJ  07446



      G. Michael Dill                         Senior Vice President               None
      505 E. Main Street
      Jenks, OK  74037



      Kirk D. Dodge                           Senior Vice President              None

      633 Menlo Avenue, Suite 210

      Menlo Park, CA 94025



      Peter J. Doran                          Senior Vice President              None
      1205 Franklin Avenue
      Garden City, NY  11530



L     Michael J. Downer                       Secretary                          None



      Robert W. Durbin                        Vice President                     None
      74 Sunny Lane
      Tiffin, OH  44883



I     Lloyd G. Edwards                        Senior Vice President              None



L     Paul H. Fieberg                         Senior Vice President              None



      John Fodor                               Vice President                    None
      15 Latisquama Road
      Southborough, MA 01772



      Clyde E. Gardner                        Senior Vice President              None
      Route 2, Box 3162
      Osage Beach, MO  65065



B     Evelyn K. Glassford                     Vice President                     None



      Jeffrey J. Greiner                      Vice President                     None

      12210 Taylor Road
      Plain City, OH 43064



L     Paul G. Haaga, Jr.                      Director                           Senior Vice President



B     Mariellen Hamann                        Assistant Vice President           None



      David E. Harper                         Senior Vice President              None
      R.D. 1, Box 210, Rte 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey                        Vice President                     None
      6744 Avalon
      Dallas, TX  75214



      Robert S. Irish                         Regional Vice President            None
      1225 Vista Del Mar Drive
      Delray Beach, FL 33843



L     Robert L. Johansen                      Vice President, Controller         None

      Michael J. Johnston                     Director                           None
      630 Fifth Ave., 36th Floor
      New York, NY 10111-0121



B     Damien M. Jordan                        Vice President                     None



      Arthur J. Levine                        Vice President                     None
      12558 Highlands Place
      Fishers, IN  46038



B     Karl A. Lewis                           Assistant Vice President           None



      T. Blake Liberty                        Regional Vice President            None
      5506 East Mineral Lane
      Littleton, CO 80122



      Mark J. Lien                            Regional Vice President            None
      5570 Beechwood Terrace
      West Des Moines, IA 50266



L     Lorin E. Liesy                          Assistant Vice President           None

L     Susan G. Lindgren                       Vice President - Institutional     None
                                              Investment Services Division

LW    Robert W. Lovelace                      Director                           None

      Stephen A. Malbasa                      Vice President                     None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel                        Senior Vice President              None
      5241 South Race Street
      Littleton, CO  90121



L     John C. Massar                          Senior Vice President              None



L     E. Lee McClennahan                      Senior Vice President              None



L     Jamie R. McCrary                        Assistant Vice President           None



S     John V. McLaughlin                      Senior Vice President              None



      Terry W. McNabb                         Vice President                     None
      2002 Barrett Station Road
      St. Louis, MO  63131



L     R. William Melinat                      Vice President - Institutional     None
                                              Investment Services Division



      David R. Murray                         Regional Vice President            None

      60 Briant Drive
      Sudbury, MA 01776



      Stephen S. Nelson                       Vice President                     None
      P.O. Box 470528
      Charlotte, NC  28247-0528



      William E. Noe                          Regional Vice President            None
      304 River Oaks Road
      Brentwood, TN 37027



      Peter A. Nyhus                          Vice President                     None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372



      Eric P. Olson                           Vice President                     None
      62 Park Drive
      Glenview, IL 60025



      Fredric Phillips                        Senior Vice President              None

      175 Highland Avenue, 4th Floor
      Needham, MA 02194



B     Candance Pilgram                        Assistant Vice President           None

      Carl S. Platou                          Vice President                     None
      4021 96th Avenue, SE
      Mercer Island, WA 98040

L     John O. Post, Jr.                       Vice President                     None



S     Richard P. Prior                        Assistant Vice President           None



      Steven J. Reitman                       Senior Vice President              None
      212 The Lane
      Hinsdale, IL 60521



      Brian A. Roberts                        Vice President                     None

      11404 Foxhaven Drive
      Charlotte, NC  28277



      George S. Ross                          Senior Vice President              None
      55 Madison Avenue
      Morristown, NJ  07962



L     Julie D. Roth                           Vice President                     None

      Douglas F. Rowe                         Vice President                     None

      30008 Oakland Hills Drive
      Georgetown, TX 78628



      Christopher Rowey                       Regional Vice President            None
      9417 Beverlywood Street
      Los Angeles, CA 90034



      Dean B. Rydquist                        Senior Vice President              None
      1080 Bay Pointe Crossing
      Alpharetta, GA 30005



      Richard R. Samson                       Senior Vice President              None
      4604 Glencoe Avenue, No. 4
      Marina del Rey, CA  90292



      Joe D. Scarpitti                        Vice President                     None
      31465 St. Andrews
      Westlake, OH 44145



L     R. Michael Shanahan                     Director                           Chairman of the Board



      David W. Short                          Director, Chairman of the          None
      1000 RIDC Plaza, Ste 212                Board and Co-Chief Executive
      Pittsburgh, PA  15238                   Officer



      William P. Simon, Jr.                   Senior Vice President              None

      912 Castlehill Lane
      Devon, PA 91333



L     John C. Smith                           Vice President -                   None
                                              Institutional Investment
                                              Services Division



L     Mary E. Smith                           Vice President -                   None
                                              Institutional Investment
                                              Services Division

      Rodney G. Smith                         Vice President                     None

      100 N. Central Expressway, Suite 1214
      Richardson, TX  75080

      Anthony L. Soave                        Regional Vice President            None
      8831 Morning Mist Drive
      Clarkston, MI 48348

      Nicholas D. Spadaccini                  Regional Vice President            None
      855 Markley Woods Way
      Cincinnati, OH 45230

L     Kristen J. Spazafumo                    Assistant Vice President           None



      Daniel S. Spradling                     Senior Vice President              None

      1400 Southdown Road
      Hillsborough, CA 94010



B     Max D. Stites                           Vice President                     None



      Thomas A. Stout                         Regional Vice President            None

      3919 Whooping Crane Circle
      Virginia Beach, VA  23455



      Craig R. Strauser                       Vice President                     None
      3 Dover Way
      Lake Oswego, OR 97034



      Francis N. Strazzeri                    Senior Vice President              None
      31641 Saddletree Drive
      Westlake Village, CA 91361



L     Drey W. Taylor                          Assistant Vice President           None



S     James P. Toomey                         Vice President                     None



I     Christopher E. Trede                    Vice President                     None



      George F. Truesdail                     Vice President                     None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith                    Vice President                     None
      60 Reedland Woods Way
      Tiburon, CA 94920



      John David Viale                        Regional Vice President            None



      Thomas E. Warren                        Regional Vice President            None

      119 Faubel Street
      Sarasota, FL 34242



L     J. Kelly Webb                           Sr. Vice President, Treasurer      None



      Gregory J. Weimer                       Regional Vice President            None

      206 Hardwood Drive
      Venetia, PA  15367



B     Timothy W. Weiss                        Director                            None



      George J. Wenzel                        Regional Vice President            None
      3406 Shakespeare Drive
      Troy, MI 48084

B     Laura L. Wimberly                       Vice President                     None



H     Marshall D. Wingo                       Senior Vice President              None



L     Robert L. Winston                       Director, Senior Vice              None
                                              President



      William Yost                            Vice President                     None
      9320 Overlook Trail
      Eden Prairie, MN  55347



      Janet M. Young                          Regional Vice President            None
      1616 Vermont
      Houston, TX  77006



      Scott D. Zambon                         Regional Vice President            None

      2887 Player Lane
      Tustin Ranch, CA 92782


L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  928621
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78230
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240

(C)  None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92621.

 Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, CA 92621, 3500 Wiseman Boulevard, San Antonio, TX 78230, 5300 Robin Hood Road, Norfolk, VA 23514, and 8332 Woodfield Crossing Boulevard, Indianapolis, Indiana 46240.

 Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 31. MANAGEMENT SERVICES.

 None.

ITEM 32. UNDERTAKINGS.

 n/a

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 26th day of February, 1999.

  AMCAP FUND, INC.
  By /s/ R. Michael Shanahan
     R. Michael Shanahan, Chairman of the Board

 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on February 26, 1999, by the following persons in the capacities indicated.

         SIGNATURE                                 TITLE



(1)      Principal Executive Officer:

          /s/ R. Michael Shanahan                  Chairman of the Board

         R. Michael Shanahan



(2)      Principal Financial Officer and

         Principal Accounting Officer:



          /s/ Sheryl F. Johnson                    Treasurer

         Sheryl F. Johnson



(3)      Directors:



         H. Frederick Christie*                    Director

         Mary Ann Dolan*                           Director

         Martin Fenton*                            Director

         Herbert Hoover III*                       Director



         /s/ Claudia P. Huntington

         Claudia P. Huntington                     President and Director



         Mary Myers Kauppila*                      Director

         Kirk P. Pendleton*                        Director

         James W. Ratzlaff*                        Director

         Olin C. Robison*                          Director



          /s/ R. Michael Shanahan

         R. Michael Shanahan                       Chairman of the Board


*By  /s/ Vincent P. Corti
 Vincent P. Corti, Attorney-in-Fact